SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-A

        For Registration of Certain Classes of Securities
             Pursuant to Section 12(b) or (g) of the
                 Securities Exchange Act of 1934



                        PSB Bancorp, Inc.
     (Exact name of registrant as specified in its charter)


      Pennsylvania                               23-2930740
(State of Incorporation                       (I.R.S. Employer
   or organization)                          Identification No.)


Eleven Penn Center, Suite 2601
1835 Market Street
Philadelphia, Pennsylvania                          19103
 (Address of principal                            (Zip Code)
  executive offices)


If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant General Instruction A.(d), check the following box. [X]

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class           Name of each exchange on which
     to be so registered           each class is to be registered

           None                            Not Applicable


Securities to be registered pursuant to section 12(g) of the Act:

                    Common Stock, No Par Value
                        (Title of class)

Item 1.   Description of Registrant's Securities to be
          Registered.

     The description of the Registrant's Common Stock, no par value, is incorporated herein by reference to "DESCRIPTION OF
CAPITAL STOCK -- Common Stock" set forth in Registration
Statement No. 333-37511 on Form S-1, as amended, filed with the Commission on May 14, 1998.

Item 2.   Exhibits.

          1.   Specimen Common Stock Certificate.

          2.   Articles of Incorporation of PSB Bancorp, Inc.
               (Incorporated herein by reference to Exhibit 3.1 of Registration Statement No. 333-37511 on
               Form S-1, as amended, filed with the Commission on May 14, 1998).

          3. Bylaws of PSB Bancorp, Inc. (Incorporated herein by reference to Exhibit 3.2 of Registration Statement No. 333-37511 on Form S-1, as amended, filed with the Commission on May 14, 1998).

                            SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the registrant has duly authorized this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              PSB BANCORP, INC.
                              (Registrant)


Date:  July 10, 1998          By /s/ Anthony DiSandro
                                   Anthony DiSandro,
                                   President and Chief Executive
                                   Officer

                          EXHIBIT INDEX

NUMBER         DESCRIPTION


 1.       Specimen Common Stock Certificate.

 2. Articles of Incorporation of PSB Bancorp, Inc. (Incorporated herein by reference to Exhibit 3.1 of Registration Statement No. 333-37511 on Form S-1, as amended, filed with the Commission on May 14, 1998).

 3. Bylaws of PSB Bancorp, Inc. (Incorporated herein by reference to Exhibit 3.2 of Registration Statement
          No. 333-37511 on Form S-1, as amended, filed with the Commission on May 14, 1998). <PAGE 4>